UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

HAVERTY FURNITURE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14445 (Commission File Number)	58-0281900 (I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia (Address of principal executive officers)	30342 (Zip Code)

Registrant’s telephone number, including area code: (404) 443-2900

Item 5.     Other Events

     On April 25, 2003, Haverty Furniture Companies, Inc. (“Havertys”) issued a press release announcing a quarterly cash dividend. A copy of the press release is furnished as Exhibit 99.0 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.0 Press Release of Haverty Furniture Companies, Inc., dated April 25, 2003.

99.1 Press Release of Haverty Furniture Companies, Inc., dated April 24, 2003.

99.2 Transcript from conference call on April 24, 2003.

Item 9.     Regulation FD Disclosure

     On April 24, 2003, Havertys issued a press release regarding its results of operations for the first quarter of 2003, a copy of which is furnished as Exhibit 99.1 hereto. A conference call was also held on April 24, 2003 discussing Havertys’ first quarter 2003 results of operations, a transcript of which is furnished as Exhibit 99.2 hereto. Each of these exhibits is incorporated herein by reference.

     In accordance with the SEC Release No. 33-8216, the information included in this item is being furnished under Item 12, “Results of Operations and Financial Condition”, of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC. (Registrant)

Date: May 1, 2003	By: /s/ Jenny H. Parker

Jenny H. Parker Vice President, Secretary and Treasurer